First Eagle Credit Opportunities Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
SENIOR LOANS(a) - 113.8%

Advertising - 2.0%
MH Sub I LLC, Term Loan - Second Lien (ICE LIBOR USD 1 Month + 6.25%), 6.36%, 2/23/2029	999,000	1,006,493

Aerospace & Defense - 4.5%
MAG DS Corp., Term Loan B - First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 4/1/2027‡(b)(c)	1,741,250	1,710,778
New Constellis Borrower LLC, Term Loan B - First Lien
(ICE LIBOR USD + 7.50%, 1.00% Floor), 3/27/2024‡(d)	581,879	580,666
		2,291,444
Apparel, Accessories & Luxury Goods - 0.1%
Outerstuff LLC, Closing Date Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/31/2023	106,045	70,520

Application Software - 2.5%
Blackboard Inc., Term Loan B-5 - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/30/2024	1,000,000	998,250
Hyland Software, Inc., Term Loan - Second Lien
(ICE LIBOR USD + 6.25%, 0.75% Floor), 7/7/2025(d)	250,000	251,041
		1,249,291
Auto Parts & Equipment - 3.6%
Hertz Corp. (The), DIP Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 3 Month + 7.25%, 1.00% Floor), 8.25%, 12/31/2021	1,818,182	1,839,773

Building Products - 2.4%
Brook & Whittle Holding Corp., Incremental Term Loan 2 - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 10/17/2024‡ (b)(c)(e)	1,235,534	1,235,534

Consumer Finance - 4.8%
NAC Holding Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 9/28/2024‡(b)(c)(e)	1,937,679	1,923,147
Riveron Consulting LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/22/2025‡(b)(c)(e)	511,805	511,806
		2,434,953
Distributors - 4.0%
Deliver Buyer, Inc., Amendment No. 5 Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 5/1/2024(c)	1,992,494	2,008,683

Diversified Chemicals - 3.9%
AgroFresh, Inc., Initial Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 12/31/2024(c)(d)	1,992,494	1,994,984

Diversified Metals & Mining - 1.3%
Dynacast International LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 9.25%, 1.00% Floor), 10.25%, 10/22/2025‡	292,237	303,926
Dynacast International LLC, Term Loan B - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 1.00% Floor), 5.75%, 7/22/2025	332,606	331,497
		635,423
Education Services - 1.9%
American Public Education, Inc. Term Loan B - First Lien
(ICE LIBOR USD + 5.50%, 1.00% Floor), 10/28/2027‡(d)	1,000,000	987,500

Electric Utilities - 2.0%
Frontera Generation Holdings LLC, DIP Term Loan - First Lien
(ICE LIBOR USD 1 Month + 13.00%, 1.00% Floor), 14.00%, 11/5/2021‡	1,000,000	1,040,000

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)

Health Care Services - 12.8%
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡(b)(e)	326,233	319,709
Anne Arundel Dermatology Management LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡(b)(c)(e)	1,006,332	986,205
Epic School Staffing Holdco, Inc., Closing Date Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 2/5/2027‡(b)(e)	2,189,189	2,189,189
National Mentor Holdings, Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.25%, 0.75% Floor), 8.00%, 2/16/2029‡	2,000,000	2,025,000
Women's Care Holdings, Inc., Term Loan B - Second Lien
(ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.00%, 1/12/2029‡	1,000,000	1,000,000
		6,520,103
Health Care Supplies - 3.7%
Lifescan Global Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%), 6.23%, 10/2/2024(c)	1,940,147	1,885,745

Hotels, Resorts & Cruise Lines - 3.1%
AP Gaming I LLC, Term Loan B-1 - First Lien
(ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 2/15/2024‡(c)	535,950	568,107
Stats Intermediate Holdings LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%), 7/10/2026(c)	992,462	992,467
		1,560,574
Household Products - 3.8%
Lash Opco LLC, Term Loan - First Lien
(Prime + 6.00%), 9.25%, 3/18/2026‡(b)(c)(e)	1,942,803	1,923,375

Integrated Telecommunication Services - 2.0%
GTT Communications B.V., Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/28/2021(b)	522,932	534,371
GTT Communications B.V., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 12/28/2021(b)(c)	456,822	466,815
		1,001,186
Interactive Media & Services - 3.7%
William Morris Endeavor Entertainment LLC, Term Loan B-2 - First Lien
(ICE LIBOR USD 3 Month + 8.50%, 1.00% Floor), 9.50%, 5/18/2025(c)	1,749,971	1,859,344

Internet Services & Infrastructure - 4.0%
DCert Buyer, Inc., Term Loan - Second Lien
(ICE LIBOR USD + 7.00%), 2/19/2029(d)	2,000,000	2,018,760

IT Consulting & Other Services - 19.0%
Alpine SG LLC, February 2021 Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 11/16/2022‡(b)(e)	2,000,000	2,000,000
Alpine SG LLC, November 2020 Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 11/16/2022‡(b)(c)(e)	1,719,260	1,719,260
MarkLogic Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 8.00%, 1.00% Floor), 9.00%, 10/20/2025‡(b)(c)(e)	1,773,193	1,737,729
Marlin DTC - LS Midco 2, LLC, Term Loan 2A - First Lien
(ICE LIBOR USD 6 Month + 6.50%, 1.00% Floor), 7.50%, 7/1/2025‡(b)(e)	1,581,124	1,581,124
Park Place Technologies LLC, Closing Date Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 11/10/2027(c)	500,000	500,000

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Trace3 LLC, 2020 Incremental Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 8/3/2024‡(b)(c)(e)	1,697,066	1,646,154
Veregy Consolidated, Inc., Initial Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 11/3/2027(c)	498,750	501,867
		9,686,134
Movies and Entertainment - 2.7%
Crown Finance US, Inc., Term Loan B-1 - First Lien
(ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.00%, 5/23/2024(c)	1,060,398	1,346,043

Other Diversified Financial Services - 3.8%
Evergreen Services Group LLC, 2020 Incremental Term Loan - First Lien
(ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 6/6/2023‡(b)(c)(e)	1,936,175	1,936,175

Paper Packaging - 1.6%
Advanced Web Technologies Holding Company-Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/17/2026‡(b)(c)(e)	810,842	794,625

Personal Products - 2.9%
Olaplex, Inc., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 1/8/2026‡(b)(c)	1,481,011	1,481,012

Pharmaceuticals - 4.8%
Alvogen Pharma US, Inc., January 2020 Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/31/2023(d)	1,449,923	1,448,473
Carestream Health, Inc., 2023 Extended Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 5/8/2023(c)	965,581	964,075
		2,412,548
Reinsurance - 2.0%
Renaissance Holding Corp., Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 7.00%), 7.11%, 5/29/2026	1,000,000	1,000,250

Research & Consulting Services - 0.9%
Teneo Holdings LLC, Term Loan B - First Lien
(ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.25%, 7/11/2025(c)(d)	473,477	473,891

Specialized Finance - 4.0%
ECL Entertainment, LLC, Term Loan - First Lien
(ICE LIBOR USD + 7.50%, 0.75% Floor), 3/31/2028(d)	2,001,600	2,011,608

Specialty Stores - 2.0%
Travelcenters of America, Inc., Initial Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/14/2027(b)	997,500	1,021,191

Systems Software - 4.0%
Idera, Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 6.75%, 0.75% Floor), 7.50%, 2/3/2029‡	2,000,000	2,005,000

TOTAL SENIOR LOANS (Cost $56,398,081)		57,732,162

CORPORATE BONDS - 6.1%

Airlines - 4.1%
American Airlines, Inc.,
5.50%, 4/20/2026(f)	1,000,000	1,040,690
5.75%, 4/20/2029(f)	1,000,000	1,063,650
		2,104,340
Application Software - 2.0%
Rocket Software, Inc.,
6.50%, 2/15/2029(f)	1,000,000	1,009,000

TOTAL CORPORATE BONDS (Cost $3,000,000)		3,113,340

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund
Schedule of Investments
March 31, 2021 (unaudited)

Investments	Shares ($)	Value ($)
SHORT-TERM INVESTMENTS - 22.6%

INVESTMENT COMPANIES - 22.6%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.04%, (g)
(Cost $11,494,914)	11,494,914	11,494,914

Total Investments - 142.5% (Cost $70,892,995)		72,340,416
Liabilities in excess of other assets - (42.5%)		(21,582,175)
Net Assets - 100.0%		50,758,241

‡	Value determined using significant unobservable inputs.
(a)	Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR, the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at March 31, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.
(b)	Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(c)	The Credit Facility is secured by a lien on all or a portion of the security. See Note 3 for additional details.
(d)	All or a portion of this position has not yet settled as of March 31, 2021. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR or Prime will be established.
(e)	Security fair valued as of March 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at March 31, 2021 amounted to $20,504,032, which represents approximately 40.40% of net assets of the Fund.
(f)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at March 31, 2021 amounted to $3,113,340, which represents approximately 6.13% of net assets of the Fund.
(g)	Represents 7-day effective yield as of March 31, 2021.

Abbreviations
DIP	Debtor-in-Possession
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Advertising	2.0
Aerospace & Defense	4.5
Airlines	4.1
Apparel, Accessories & Luxury Goods	0.1
Application Software	4.5
Auto Parts & Equipment	3.6
Building Products	2.4
Consumer Finance	4.8
Distributors	4.0
Diversified Chemicals	3.9
Diversified Metals & Mining	1.3
Education Services	1.9
Electric Utilities	2.0
Health Care Services	12.8
Health Care Supplies	3.7
Hotels, Resorts & Cruise Lines	3.1
Household Products	3.8
Integrated Telecommunication Services	2.0
Interactive Media & Services	3.7
Internet Services & Infrastructure	4.0
IT Consulting & Other Services	19.0
Movies and Entertainment	2.7
Other Diversified Financial Services	3.8
Paper Packaging	1.6
Personal Products	2.9
Pharmaceuticals	4.8
Reinsurance	2.0
Research & Consulting Services	0.9
Specialized Finance	4.0
Specialty Stores	2.0
Systems Software	4.0
Short-Term Investments	22.6
Total Investments	142.5%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Notes to Schedule of Investments (unaudited)

Note 1 – Organization

First Eagle Credit Opportunities Fund (the “Fund”) is a newly organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020 (the “Declaration of Trust”). The Fund commenced operations on September 15, 2020. The Fund’s initial capital was contributed pursuant to a private offering.

The Fund’s primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market “club” loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as “junk” bonds).

The Fund currently offers two classes of Common Shares: Class A Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (“FEIM” or the “Adviser “) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”), in its capacity as the alternative credit group of FEIM, serves as the Fund’s investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

As of March 31, 2021, 145 investors owned 100% of the Class I Shares. FEIM is the sole investor of the Class A Shares. As of March 31, 2021 the Fund could be deemed to be under the control of Anna-Maria & Stephen Kellen Foundation, Inc.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a.	Investments in Subsidiaries - The First Eagle Credit Opportunities Fund SPV, LLC (the “SPV”), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund’s special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the First Eagle Credit Opportunities Fund and the SPV. All intercompany transactions and balances have been eliminated. As of March 31, 2021, the SPV has $13,885,855 in net assets, representing 27.36% of the Credit Opportunities Fund’s net assets.

b.	Investment Valuation - The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s Board of Trustees (the “Board”) has adopted methods for determining the fair value of such securities and other assets.

The Fund’s securities are valued by various methods, as described below:

Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally valued at their cost which approximates market value and are monitored by FEIM and FEAC (individually or collectively referred to as “First Eagle Management”) for any significant positive or negative events that would impact valuation of the investment. Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market “Club” Loans.

All bonds, whether listed on an exchange or traded in the over-the counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service’s inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and liquidity procedures for the Fund.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2021:

First Eagle Credit Opportunities Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets
Corporate Bonds	$–	$3,113,340	$–	$3,113,340
Senior Loans
Advertising	–	1,006,493	–	1,006,493
Aerospace & Defense	–	–	2,291,444	2,291,444
Apparel, Accessories & Luxury Goods	–	70,520	–	70,520
Application Software	–	1,249,291	–	1,249,291
Auto Parts & Equipment	–	1,839,773	–	1,839,773
Building Products	–	–	1,235,534	1,235,534
Consumer Finance	–	–	2,434,953	2,434,953
Distributors	–	2,008,683	–	2,008,683
Diversified Chemicals	–	1,994,984	–	1,994,984
Diversified Metals & Mining	–	331,497	303,926	635,423
Education Services	–	–	987,500	987,500
Electric Utilities	–	–	1,040,000	1,040,000
Health Care Services	–	–	6,520,103	6,520,103
Health Care Supplies	–	1,885,745	–	1,885,745
Hotels, Resorts & Cruise Lines	–	992,467	568,107	1,560,574
Household Products	–	–	1,923,375	1,923,375
Integrated Telecommunication Services	–	1,001,186	–	1,001,186
Interactive Media & Services	–	1,859,344	–	1,859,344
Internet Services & Infrastructure	–	2,018,760	–	2,018,760
IT Consulting & Other Services	–	1,001,867	8,684,267	9,686,134
Movies and Entertainment	–	1,346,043	–	1,346,043
Other Diversified Financial Services	–	–	1,936,175	1,936,175
Paper Packaging	–	–	794,625	794,625
Personal Products	–	–	1,481,012	1,481,012
Pharmaceuticals	–	2,412,548	–	2,412,548
Reinsurance	–	1,000,250	–	1,000,250
Research & Consulting Services	–	473,891	–	473,891
Specialized Finance	–	2,011,608	–	2,011,608
Specialty Stores	–	1,021,191	–	1,021,191
Systems Software	–	–	2,005,000	2,005,000
Total Senior Loans	–	25,526,141	32,206,021	57,732,162
Short-Term Investments
Investment Companies	11,494,914	–	–	11,494,914
Unfunded commitments*	–	58,637	16,216	74,853
Total Assets	$11,494,914	$28,698,118	$32,222,237	$72,415,269

‡ Value determined using significant unobservable inputs.

* Unfunded commitments are presented at net unrealized appreciation (depreciation).

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Warrants
Beginning Balance —market value	$29,327,686	$149,313
Purchases(1)	29,966,443	—
Sales(2)	(22,922,817)	(274,501)
Transfer In — Level 3	—	—
Transfer Out — Level 3	(4,632,455)	—
Accrued Discounts/ (Premiums)	44,093	—
Realized Gains (Losses)	68,379	274,501
Change in Unrealized Appreciation (Depreciation)	354,692	(149,313)
Ending Balance — market value	$32,206,021	$0
Change in unrealized gains or (losses) relating to assets still held at reporting date	$565,991	—

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Investments were transferred out of Level 3 during the period ended March 31, 2021 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of March 31, 2021:

Investment Type	Fair Value at March 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs (a)
Senior Loan	$18,314,843	Discounted cash flows (income approach)	Comparative yield	7.00 - 10.30 (8.41)	Increase
	$2,189,189	Purchase price		98.00 (98.00)	Increase
	$11,701,989	Third-party vendor pricing service	Broker quotes	N/A	Increase
Total	$32,206,021

(a) This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Note 3 - Securities and Other Investments

The Fund’s portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank’s, or lead arranger’s, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR or Prime will be established.

Middle Market “Club” Loans — Middle market “club” loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market “club” loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a “club” of unaffiliated lenders. Middle market “club” loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-Based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high yield bonds, which are securities rated below Baa by Moody’s, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as “junk bonds.” Such securities are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 - Unfunded Commitment/Delayed Draw Loan Commitment

As of March 31, 2021, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation
Advanced Web Technologies, Delayed Draw Term Loan - First Lien	$315,327	$309,021	$-
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan - First Lien	345,835	338,918	-
Hertz Corp. (The), DIP Delayed Draw Term Loan - First Lien	2,181,818	2,149,091	58,637
Epic School Staffing Holdco, Inc., Closing Date Term Loan - First Lien	324,324	317,838	6,486
Epic School Staffing Holdco, Inc., Delayed Draw Term Loan- First Lien	486,486	476,757	9,730

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy.

Note 5 - Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the “Credit Agreement”) with Ally Bank and such other lenders that may become party to the Credit Agreement (the “Lenders”).

Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the “Credit Facility”), subject to change by mutual agreement of the SPV and the Lenders. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV’s assets.

The interest rate for borrowings under the Credit Facility is generally based on LIBOR (subject to 25 bps floor) plus spread of 2.50% per annum. The Credit Facility bears an unused commitment fee on the unused portion of the facility amount equal to 0.50% for the first three months. After the first three months, unused portions of the facility amount will accrue a commitment fee equal to an annual rate between 0.50% and 1% depending on the usage. The Credit Facility has an initial five-year term, with a three-year revolving period.

As of March 31, 2021, there was $14,500,000 in open borrowings under the Credit Facility.